SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2003

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (775) 850-6000

GAMETECH INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1

Press Release of GameTech International, Inc. dated December 22, 2003, reporting the financial results of its fourth quarter of fiscal 2003, its year-to-date results, and announcing a special cash dividend.

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On December 22, 2003, GameTech International, Inc. issued a press release reporting its earnings for the fourth fiscal quarter during 2003, its year-to-date results, and the announcement of a special cash dividend.  A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2003	GAMETECH INTERNATIONAL, INC.

	By:	/s/ JOHN HEWITT
John Hewitt
Chief Financial Officer

EXHIBIT INDEX

99.1                           Press Release of GameTech International, Inc. dated December 22, 2003, reporting the financial results of its fourth quarter of fiscal 2003, its year-to-date results, and announcing a special cash dividend.